UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 20, 2005

                              ALPHA INNOTECH CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   1-14257                     58-1729436
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


          2401 MERCED STREET, SAN LEANDRO, CALIFORNIA             94577
           (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (510) 483-9620

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 20, 2005, the Board of Directors of Alpha Innotech Corp. ("Alpha Innotech" or the "Company") approved a new compensation program for the Chairman of the Board of Directors of the Company, Bill Snider. Under the new compensation program, Mr. Snider shall be entitled to receive cash compensation for his service as Chairman of the Board of Directors equal to $8,333.33 per month for the period beginning January 1, 2006 and ending June 30, 2006, with potential additional cash payment upon the Company's achievement of certain performance milestones. Additionally, Mr. Snider was granted an option to purchase 300,000 shares of Common Stock, such option to vest with respect to 200,000 shares on June 30, 2006 and with respect to additional 100,000 on December 31, 2006, subject to the Company's achievement of certain performance milestones. A copy of the option agreement is filed as Exhibit 10.1 to this Form 8-K.

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On December 22, 2005, we ended the engagement of Hein & Associates LLP as our independent registered public accounting firm. The decision was approved by our Audit Committee and our Board of Directors.

         The report of Hein & Associates LLP on the Xtrana, Inc. financial statements for the fiscal year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion. However, the report was modified due to an uncertainty about the ability of Xtrana, Inc. to continue as a going concern. During the fiscal year ended December 31, 2004 and the subsequent interim period preceding the termination, there were no disagreements with Hein & Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hein & Associates LLP would have caused Hein & Associates LLP to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

         We requested that Hein & Associates LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the our statements in this Item 4.01(a). A copy of the letter furnished by Hein & Associates LLP in response to that request, dated December 27, 2005, is filed as Exhibit 16.1 to this Form 8-K.

         (b) On December 22, 2005, Rowbotham & Company LLP was engaged as our new independent registered public accounting firm. During the two most recent fiscal years and the interim period preceding the engagement of Rowbotham &
Company LLP, we have not consulted with Rowbotham & Company LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      EXHIBITS.

                  See the Exhibit Index following the signature page of this Current Report on Form 8-K for a list of the exhibits filed herewith.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ALPHA INNOTECH CORP.



Date:    December 27, 2005           By:      /S/ HASEEB CHAUDHRY
                                        ----------------------------------------
                                              Haseeb Chaudhry
                                              Chief Executive Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

10.1              Option Agreement with Mr. Snider

16.1              Letter  furnished by Hein & Associates  LLP dated December 27,
                  2005


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